                                                                     EXHIBIT 24







                                   POWER OF ATTORNEY





        KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

        JERALD G. FISHMAN does hereby appoint and constitute Gideon Argov, Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney in fact to execute in his name, place and stead as director of Kollmorgen Corporation an Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

        IN WITNESS WHEREOF, the undersigned has executed this form this     day
of March, 1999.



                                              /s/  Jerald G. Fishman
                                            ___________________________________
                                                   Jerald G. Fishman

                                                                    EXHIBIT 24



                                    POWER OF ATTORNEY





        KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

        HERBERT L. HENKEL does hereby appoint and constitute Gideon Argov, Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney in fact to execute in his name, place and stead as director of Kollmorgen Corporation an Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

        IN WITNESS WHEREOF, the undersigned has executed this form this     day
of March, 1999.



                                               /s/   Herbert L. Henkel
                                              ________________________________
                                                     Herbert L. Henkel

                                                                    EXHIBIT 24



                                   POWER OF ATTORNEY





        KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

        JAMES H. KASSCHAU does hereby appoint and constitute Gideon Argov, Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney in fact to execute in his name, place and stead as director of Kollmorgen Corporation an Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

        IN WITNESS WHEREOF, the undersigned has executed this form this    day
of March, 1999.



                                             /s/   James H. Kasschau
                                            ________________________________
                                                   James H. Kasschau

                                                                   EXHIBIT 24





                                   POWER OF ATTORNEY





       KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

       J. DOUGLAS MAXWELL, JR. does hereby appoint and constitute Gideon Argov, Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney in fact to execute in his name, place and stead as director of Kollmorgen Corporation an Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

        IN WITNESS WHEREOF, the undersigned has executed this form this     day
of March, 1999.



                                              /s/  J. Douglas Maxwell, Jr.
                                            ________________________________
                                                   J. Douglas Maxwell, Jr.

                                                                    EXHIBIT 24



                                    POWER OF ATTORNEY





        KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

        GEOFFREY S. REHNERT does hereby appoint and constitute Gideon Argov, Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney in fact to execute in his name, place and stead as director of Kollmorgen Corporation an Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

        IN WITNESS WHEREOF, the undersigned has executed this form this    day
of March, 1999.



                                              /s/  Geoffrey S. Rehnert
                                            _______________________________
                                                   Geoffrey S. Rehnert

                                                                     EXHIBIT 24



                                   POWER OF ATTORNEY





        KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

        GEORGE P. STEPHAN does hereby appoint and constitute Gideon Argov, Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney in fact to execute in his name, place and stead as director of Kollmorgen Corporation an Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

        IN WITNESS WHEREOF, the undersigned has executed this form this     day
of March, 1999.



                                                   /s/  George P. Stephan
                                            _______________________________
                                                        George P. Stephan

                                                                    EXHIBIT 24





                                   POWER OF ATTORNEY





        KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

        ROBERT N. PARKER does hereby appoint and constitute Gideon Argov, Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney in fact to execute in his name, place and stead as director of Kollmorgen Corporation an Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

        IN WITNESS WHEREOF, the undersigned has executed this form this     day
of March, 1999.



                                                   /s/  Robert N. Parker
                                           ___________________________________
                                                        Robert N. Parker